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                                                                   Exhibit 10.21

                       LOAN SET-OFF AND SECURITY AGREEMENT
                       -----------------------------------

     THIS LOAN SET-OFF AND SECURITY AGREEMENT ("Agreement") is entered into as of October 1, 2001 (the "Signing Date") between HUGHES ELECTRONICS CORPORATION, a corporation organized and existing under the laws of Delaware ("Borrower"), and GENERAL MOTORS ACCEPTANCE CORPORATION, a corporation organized under the laws of Delaware ("GMAC").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, GMAC has entered into a Revolving Credit Agreement with Borrower of approximate even date herewith to provide financing to Borrower for which interest is earned and payable to GMAC from time to time (the "Credit Agreement");

     WHEREAS, all capitalized terms not defined herein have the meanings given to them in the Credit Agreement;

     WHEREAS, Borrower wishes to deliver money to GMAC, from time to time, in order to induce GMAC to extend credit to the Borrower pursuant to the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower and GMAC agree as follows

                                    AGREEMENT
                                    ---------

     1. Credit Balance Account. Borrower may, at its election, deliver good
        ----------------------
funds to GMAC, up to a maximum amount of $2 billion, to be held as collateral security for Borrower's obligations under the Credit Agreement and Note (the "Obligations") and GMAC will hold and account to Borrower for the total of these funds (the "Credit Balance Account").

     2. Increases to Credit Balance Account. Borrower may, on any Business Day,
        -----------------------------------
increase the Credit Balance Account by any amount not less than at least $5,000,000 with multiple integrals of $1,000,000 in excess thereof. Increases received by GMAC in immediately available funds at or prior to 12:00 p.m. Detroit time will be added to the Credit Balance Account on the same Business Day. Increases received in other than immediately available funds will be added to the Credit Balance Account when good funds become available for use by GMAC.

     3. Repayment of Credit Balance Account. Borrower will only be entitled to
        -----------------------------------
repayment of all or a portion of the Credit Balance Account if (a) Borrower has provided written notice to GMAC by 11 a.m. Detroit time at least 5 Business Days prior to repayment (unless such repayment is on calendar quarter end, then written notice must be received by GMAC by 11 a.m. Detroit time at least 10 Business Days prior to repayment), (b) all of the Obligations are fully and finally repaid as of the date of GMAC's repayment of all or a portion of the Credit Balance Account, and (c) the Commitment has been terminated. Except upon termination of this Agreement, the minimum payment must be at least $5,000,000 with multiple integrals of


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$1,000,000 in excess thereof. Requests received after 12:00 p.m. Detroit time will be honored on the next Business Day.

     4. Credit Balance Account Rate. On each Interest Payment Date, GMAC will
        ---------------------------
pay Borrower interest accruing on the Credit Balance Account since the previous Interest Payment Date calculated for each calendar month by multiplying the daily amount in the Credit Balance Account by the Credit Balance Account Rate for such month (the "Applicable Interest Credit"). The "Credit Balance Account Rate" means a rate equal to: (i) GMAC's monthly average total cost of funds for 30-day commercial paper (on a 360 day basis); provided, that at any time when GMAC's commercial paper is not rated at least A-1 by Standard & Poor's Ratings Services ("S&P") and P-1 by Moody's Investors Service, Inc. ("Moody's"), GMAC may, at its option, elect to use the monthly average total cost of issuing 30-day commercial paper (including, without limitation, interest or discount liquidity costs and other fees) by New Center Asset Trust or such other index as GMAC reasonably determines to represent the lowest total cost source that is directly or indirectly available for significant short-term funding by GMAC, divided by, (ii) 360. Each month's Credit Balance Account Rate will be calculated using the calendar days beginning on the 26/(th)/ of the month prior to the month for which the rate is calculated and ending with the 25/(th)/ day of the month for which the rate is calculated. All calculations with regard to determination of the Credit Balance Account Rate shall be as determined by GMAC in its sole and exclusive discretion.

     5. Set-Off for Interest. On each Interest Payment Date, GMAC will set-off
        --------------------
against interest due under the Note the Applicable Interest Credit to the extent permitted by applicable law. If the Applicable Interest Credit with respect to any Interest Payment Date exceeds the interest due GMAC on that date or, if the Applicable Interest Credit has not been set-off against interest due under the Note, the excess will be added to the principal balance of the Credit Balance Account.

     6. Commingling. GMAC may commingle the funds in the Credit Balance Account
        -----------
with other funds of GMAC and use them in the ordinary course of its business.

     7. Drawing on Credit Balance Account to Repay Obligations. On the
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Termination Date, GMAC will set-off against the Credit Balance Account the lesser of the full amount of the Obligations then due and owing and the then balance of the Credit Balance Account, to the extent permitted by applicable law. Upon 5 days prior written request of Borrower, GMAC shall draw against the Credit Balance Account to settle any outstanding Obligations at any time. This provision does not alter any obligation to pay GMAC when and in the amounts required under the Credit Agreement, and GMAC has no duty to notify Borrower of any delinquency thereunder.

     8. Grant of Security Interest. Borrower hereby grants GMAC a security
        --------------------------
interest in all right, title, and interest of the Borrower in, to and under this Agreement, the Credit Balance Account created hereunder, all interest paid or payable on such Credit Balance Account, all other rights of the Borrower under or in connection with any of the foregoing, and all proceeds of any of the foregoing and acknowledges and agrees that the Credit Balance Account and the other collateral hereunder constitutes collateral to secure payment of the Obligations. GMAC has such

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rights to the Credit Balance Account and remedies for default on the Obligations as may be afforded by the Credit Agreement and/or applicable law including, without limitation, the right of set-off described in Section 9.2 of the Credit Agreement. The security interest in the Credit Balance Account is in addition to any other rights of GMAC against the Borrower, including without limitation, the rights of recoupment and set-off. GMAC is authorized to file financing statements in such form and in such jurisdictions as it may reasonably consider appropriate in connection with such security interest. Borrower represents that it has not sold, conveyed or transferred and will not sell, convey or transfer any interest in the Credit Balance Account to any third party.

     9. Electronic Communication. GMAC and Borrower may implement this Agreement
        ------------------------
by conducting business with the non-exclusive use of electronic, computer, digital, or other paperless means, including the good faith reliance on electronic mail, facsimile transmittal, telephonic, or other usual and regular forms of communication by GMAC with or without confirmation or authentication of the communication by receipt of an original signature, document, paper, or otherwise.

     10. Assignment. This Agreement shall bind and inure to the benefit of the
         ----------
parties hereto and their respective successors and permitted assigns. No party hereto may assign or transfer all or any part of its rights and obligations hereunder, except that:

          (a) GMAC may at any time assign and delegate to one or more of its Affiliates or securitization entities administered by GMAC (each an "Assignee"), all of its rights and obligations under this Agreement.

          (b) Borrower authorizes GMAC to disclose to any Assignee or prospective Assignee any and all information in GMAC's possession concerning Borrower or this Agreement, subject to confidentiality agreements.

     11. Severability. Any provision of this Agreement which is prohibited by
         ------------
law is ineffective to the extent of those prohibitions, but does not invalidate the remaining provisions of this Agreement.

     12. Termination. Either party may terminate this Agreement after giving 10
         -----------
days advance written notice to the other provided all of the Obligations have been fully and finally repaid to GMAC at that time. The execution of this Agreement by GMAC and Borrower replaces all previously executed agreements between them of substantially similar nature and type, effective the date first written above.

     13. Notices. All notices required under this Agreement shall be made in
         -------
accordance with the notice provision contained in the Credit Agreement.

     14. GOVERNING LAW. THE INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS
         -------------
AGREEMENT SHALL BE GOVERNED AND CONTROLLED IN ALL RESPECTS BY AND CONSTRUED ACCORDING TO THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, TO THE JURISDICTION OF WHOSE COURTS THE PARTIES HERETO HEREBY AGREE TO SUBMIT. BORROWER

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WAIVES ANY OBJECTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR
FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, OR ANY OTHER DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. BORROWER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE BY MAIL OR BY MESSENGER DIRECTED TO IT AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF GMAC TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW, OR LIMIT THE RIGHT OF GMAC TO BRING PROCEEDINGS AGAINST BORROWER OR ITS PROPERTY OR ASSETS IN THE COMPETENT COURTS OF ANY OTHER JURISDICTION OR JURISDICTIONS.

     15. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY
         --------------------------------
EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     16. Headings. The headings set forth herein are solely for the purpose of
         --------
identification and shall not be construed as a part of the sections or subsections which they head.

     Duly executed as of the date first written above.

                                     HUGHES ELECTRONICS CORPORATION


                                     By:
                                          --------------------------------------
                                     Name:
                                     Title:

[Signatures continued on following page]

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[Signatures continued from preceding page]

                                     GENERAL MOTORS ACCEPTANCE CORPORATION


                                     By:
                                          --------------------------------------
                                     Name:
                                     Title:

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